Exhibit 99.1

News from AEP

MEDIA CONTACT:	ANALYSTS CONTACT:
Melissa McHenry	Bette Jo Rozsa
Director, External Communications	Managing Director, Investor Relations
614/716-1120	614/716-2840

FOR IMMEDIATE RELEASE

AEP REPORTS SECOND-QUARTER 2018 EARNINGS; REAFFIRMS FULL-YEAR EARNINGS GUIDANCE

•	Second-quarter 2018 GAAP earnings of $1.07 per share

•	Second-quarter 2018 operating earnings of $1.01 per share

•	Weather and investments to enhance service support strong earnings performance

AMERICAN ELECTRIC POWER
Preliminary, unaudited results

	Second Quarter ended June 30			Year-to-date ended June 30
	2018	2017	Variance	2018	2017	Variance
Revenue ($ in billions):	4.0	3.6	0.4	8.1	7.5	0.6
Earnings ($ in millions):
GAAP	528.4	375.0	153.4	982.8	967.2	15.6
Operating (non-GAAP)	498.3	370.4	127.9	971.5	844.7	126.8

EPS ($):
GAAP	1.07	0.76	0.31	2.00	1.97	0.03
Operating (non-GAAP)	1.01	0.75	0.26	1.97	1.72	0.25
EPS based on 493mm shares 2Q 2018, 492mm shares 2Q 2017, 492mm shares YTD 2018 and 492mm shares YTD 2017.

COLUMBUS, Ohio, July 25, 2018 - American Electric Power (NYSE: AEP) today reported second-quarter 2018 earnings, prepared in accordance with Generally Accepted Accounting Principles (GAAP), of $528 million or $1.07 per share, compared with GAAP earnings of $375 million or $0.76 per share in second-quarter 2017. Operating earnings for second-quarter 2018 were $498 million or $1.01 per share, compared with operating earnings of $370 million or $0.75 per share in second-quarter 2017. Operating earnings is a non-GAAP measure representing GAAP earnings excluding special items. The difference between 2018 GAAP earnings and operating earnings for the quarter and year-to-date was due to the mark-to-market impact of economic hedging activities and changes in Kentucky tax law.

A full reconciliation of GAAP earnings to operating earnings for the quarter and year-to-date is included in the tables at the end of this news release.
“Investments to enhance service for our customers, combined with favorable weather, supported our strong earnings performance in the second quarter,” said Nicholas K. Akins, AEP chairman, president and chief executive officer.
“We saw significant sales increases from hotter than normal weather in the second quarter of 2018, particularly compared with the mild temperatures during the same period last year.
“Additionally, we are experiencing positive economic conditions throughout the 11 states where we provide regulated service with higher normalized retail sales for every customer class. Industrial and residential sales have been strong in nearly all of our states, reflecting improving economic conditions, rising oil prices and overall gains in household incomes. However, tightening labor markets, higher inflation and escalating trade tensions are factors we will be watching closely as these could impact load growth,” Akins said.
“Critical investments to ensure that we maintain a robust, resilient transmission system also are supporting our growth. While earnings from AEP Transmission Holding Co. were lower for the quarter compared to last year as expected due to the formula rate true-up, net plant for AEP Transmission Holding Co. grew $1.7 billion from June 2017,” Akins said.

SUMMARY OF RESULTS BY SEGMENT
$ in millions

GAAP Earnings	2Q 18	2Q 17	Variance	YTD 18	YTD 17	Variance
Vertically Integrated Utilities (a)	276.8	120.8	156.0	508.0	340.3	167.7
Transmission & Distribution Utilities (b)	114.0	111.2	2.8	239.4	230.3	9.1
AEP Transmission Holdco (c)	101.1	128.4	(27.3)	205.1	200.2	4.9
Generation & Marketing (d)	38.8	26.4	12.4	57.0	212.6	(155.6)
All Other	(2.3)	(11.8)	9.5	(26.7)	(16.2)	(10.5)
Total GAAP Earnings (Loss)	528.4	375.0	153.4	982.8	967.2	15.6

Operating Earnings (non-GAAP)	2Q 18	2Q 17	Variance	YTD 18	YTD 17	Variance
Vertically Integrated Utilities (a)	276.8	120.8	156.0	508.0	340.3	167.7
Transmission & Distribution Utilities (b)	114.0	111.2	2.8	239.4	230.3	9.1
AEP Transmission Holdco (c)	101.1	128.4	(27.3)	205.1	200.2	4.9
Generation & Marketing (d)	26.5	21.8	4.7	63.5	90.1	(26.6)
All Other	(20.1)	(11.8)	(8.3)	(44.5)	(16.2)	(28.3)
Total Operating Earnings (non-GAAP)	498.3	370.4	127.9	971.5	844.7	126.8

A full reconciliation of GAAP earnings to operating earnings is included in tables at the end of this news release.

a.	Includes AEP Generating Co., Appalachian Power, Indiana Michigan Power, Kentucky Power, Kingsport Power, Public Service Company of Oklahoma, Southwestern Electric Power and Wheeling Power.

b.	Includes Ohio Power, AEP Texas.

c.	Includes wholly-owned transmission-only subsidiaries and transmission-only joint ventures.

d.	Includes AEP OnSite Partners, AEP Renewables, nonregulated generation in ERCOT and PJM as well as marketing, risk management and retail activities in ERCOT, PJM and MISO.

EARNINGS GUIDANCE
Management reaffirmed its 2018 operating earnings guidance range of $3.75 to $3.95 per share. Operating earnings could differ from GAAP earnings for matters such as impairments, divestitures or changes in accounting principles. AEP management is not able to forecast if any of these items will occur or any amounts that may be reported for future periods. Therefore, AEP is not able to provide a corresponding GAAP equivalent for earnings guidance.
Reflecting special items recorded through the second quarter, the estimated earnings per share on a GAAP basis would be $3.78 to $3.98 per share. See the table below for a full reconciliation of 2018 earnings guidance.

2018 EPS Guidance Reconciliation

Estimated EPS on a GAAP basis	$3.78	to	$3.98

Mark-to-market impact of commodity hedging activities		0.01

Effects of Kentucky tax law		(0.04)

Operating EPS Guidance	$3.75	to	$3.95

WEBCAST
AEP’s quarterly discussion with financial analysts and investors will be broadcast live over the internet at 9 a.m. EDT today at http://www.aep.com/webcasts. The webcast will include audio of the discussion and visuals of charts and graphics referred to by AEP management. The charts and graphics will be available for download at http://www.aep.com/webcasts.
American Electric Power, based in Columbus, Ohio, is focused on building a smarter energy infrastructure and delivering new technologies and custom energy solutions to our customers. AEP’s more than 17,000 employees operate and maintain the nation’s largest electricity transmission system and more than 224,000 miles of distribution lines to efficiently deliver safe, reliable power to nearly 5.4 million regulated customers in 11 states. AEP also is one of the nation’s largest electricity producers with approximately 33,000 megawatts of diverse generating capacity, including 4,200 megawatts of renewable energy. AEP’s family of companies includes utilities AEP Ohio, AEP Texas, Appalachian Power (in Virginia and West Virginia), AEP Appalachian Power (in Tennessee), Indiana Michigan Power, Kentucky Power, Public Service Company of Oklahoma, and Southwestern Electric Power Company (in Arkansas, Louisiana and east Texas). AEP also owns AEP Energy, AEP Energy Partners, AEP OnSite Partners, and AEP Renewables, which provide innovative competitive energy solutions nationwide.
AEP’s earnings are prepared in accordance with accounting principles generally accepted in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. The company’s operating earnings, a non-GAAP measure representing GAAP earnings excluding special items as described in the news release and charts, provide another representation for investors to evaluate the performance of the company’s ongoing business activities. AEP uses operating earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The company uses operating earnings data internally to measure performance against budget,to report to AEP’s Board of Directors and also as an input in determining performance-based compensation under the company’s employee incentive compensation plans.

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This report made by American Electric Power and its Registrant Subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its Registrant Subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: economic growth or contraction within and changes in market demand and demographic patterns in AEP service territories; inflationary or deflationary interest rate trends; volatility in the financial markets, particularly developments affecting the availability or cost of capital to finance new capital projects and refinance existing debt; the availability and cost of funds to finance working capital and capital needs, particularly during periods when the time lag between incurring costs and recovery is long and the costs are material; electric load and customer growth; weather conditions, including storms and drought conditions, and AEP’s ability to recover significant storm restoration costs; the cost of fuel and its transportation, the creditworthiness and performance of fuel suppliers and transporters and the cost of storing and disposing of used fuel, including coal ash and spent nuclear fuel; availability of necessary generating capacity, the performance of AEP’s generating plants and the availability of fuel, including processed nuclear fuel, parts and service from reliable vendors; AEP’s ability to recover fuel and other energy costs through regulated or competitive electric rates; AEP’s ability to build renewable generation, transmission lines and facilities (including the ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms and to recover those costs; new legislation, litigation and government regulation, including oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances that could impact the continued operation, cost recovery, and/or profitability of AEP’s generation plants and related assets; evolving public perception of the risks associated with fuels used before, during and after the generation of electricity, including nuclear fuel; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions, including rate or other recovery of new investments in generation, distribution and transmission service, environmental compliance and excess accumulated deferred income taxes; resolution of litigation; AEP’s ability to constrain operation and maintenance costs; prices and demand for power generated and sold at wholesale; changes in technology, particularly with respect to energy storage and new, developing, alternative or distributed sources of generation; AEP’s ability to recover through rates any remaining unrecovered investment in generating units that may be retired before the end of their previously projected useful lives; volatility and changes in markets for capacity and electricity, coal, and other energy-related commodities, particularly changes in the price of natural gas; changes in utility regulation and the allocation of costs within regional transmission organizations, including ERCOT, PJM and SPP; changes in the creditworthiness of the counterparties with whom AEP has contractual arrangements, including participants in the energy trading market; actions of rating agencies, including changes in the ratings of AEP debt; the impact of volatility in the capital markets on the value of the investments held by AEP’s pension, other postretirement benefit plans, captive insurance entity and nuclear decommissioning trust and the impact of such volatility on future funding requirements; accounting pronouncements periodically issued by accounting standard-setting bodies; the impact of federal tax reform on customer rates, income tax expense and cash flows; and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes, cyber security threats and other catastrophic events.

American Electric Power

Financial Results for the Second Quarter of 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		276.8	114.0	101.1	38.8	(2.3)	528.4	$1.07

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	(12.3)	—	(12.3)	$(0.02)
Effects of Kentucky Tax Law	(d)	—	—	—	—	(17.8)	(17.8)	(0.04)

Total Special Items		—	—	—	(12.3)	(17.8)	(30.1)	$(0.06)

Operating Earnings (Loss) (non-GAAP)		276.8	114.0	101.1	26.5	(20.1)	498.3	$1.01

Financial Results for the Second Quarter of 2017
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2017
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation and Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		120.8	111.2	128.4	26.4	(11.8)	375.0	$0.76

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	0.7	—	0.7	—
Gain from Competitive Generation Asset Sale	(b)	—	—	—	(2.3)	—	(2.3)	—
Impairment of Certain Merchant Generation Assets	(c)	—	—	—	(3.0)	—	(3.0)	(0.01)

Total Special Items		—	—	—	(4.6)	—	(4.6)	$(0.01)

Operating Earnings (Loss) (non-GAAP)		120.8	111.2	128.4	21.8	(11.8)	370.4	$0.75

(a)	Reflected in Revenues and Income Tax Expense.

(b)	Reflected in Gain on Sale of Assets and Income Tax Expense.

(c)	Reflected in Other Operations Expenses and Income Tax Expense.

(d)	Reflected in Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Three Months Ended June 30
ENERGY & DELIVERY SUMMARY	2018	2017	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	7,545	6,499	16.1%
Commercial	6,321	5,996	5.4%
Industrial	8,942	8,689	2.9%
Miscellaneous	586	562	4.3%
Total Retail	23,394	21,746	7.6%

Wholesale Electric (in millions of kWh): (a)	4,986	5,918	(15.7)%

Total KWHs	28,380	27,664	2.6%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	6,409	5,956	7.6%
Commercial	6,605	6,490	1.8%
Industrial	6,025	5,941	1.4%
Miscellaneous	175	171	2.3%
Total Retail (b)	19,214	18,558	3.5%

Wholesale Electric (in millions of kWh): (a)	534	761	(29.8)%

Total KWHs	19,748	19,319	2.2%

(a)	Includes Off-System Sales, Municipalities and Cooperatives, Unit Power, and Other Wholesale Customers.

(b)	Represents energy delivered to distribution customers.

American Electric Power

Financial Results for Year-to-Date 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		508.0	239.4	205.1	57.0	(26.7)	982.8	$2.00

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	6.5	—	6.5	$0.01
Effects of Kentucky Tax Law	(d)	—	—	—	—	(17.8)	(17.8)	(0.04)

Total Special Items		—	—	—	6.5	(17.8)	(11.3)	$(0.03)

Operating Earnings (Loss) (non-GAAP)		508.0	239.4	205.1	63.5	(44.5)	971.5	$1.97

Financial Results for Year-to-Date 2017
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2017
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		340.3	230.3	200.2	212.6	(16.2)	967.2	$1.97

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	2.7	—	2.7	—
Gain from Competitive Generation Asset Sale	(b)	—	—	—	(129.4)	—	(129.4)	(0.26)
Impairment of Certain Merchant Generation Assets	(c)	—	—	—	4.2	—	4.2	0.01

Total Special Items		—	—	—	(122.5)	—	(122.5)	$(0.25)

Operating Earnings (Loss) (non-GAAP)		340.3	230.3	200.2	90.1	(16.2)	844.7	$1.72

(a)	Reflected in Revenues and Income Tax Expense.

(b)	Reflected in Gain on Sale of Assets and Income Tax Expense.

(c)	Reflected in Other Operations Expenses and Income Tax Expense.

(d)	Reflected in Income Tax Expense.

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Six Months Ended June 30
ENERGY & DELIVERY SUMMARY	2018	2017	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	17,117	14,738	16.1%
Commercial	12,189	11,685	4.3%
Industrial	17,439	16,953	2.9%
Miscellaneous	1,139	1,098	3.7%
Total Retail	47,884	44,474	7.7%

Wholesale Electric (in millions of kWh): (a)	10,724	12,425	(13.7)%

Total KWHs	58,608	56,899	3.0%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	13,206	11,850	11.4%
Commercial	12,469	12,243	1.8%
Industrial	11,539	11,417	1.1%
Miscellaneous	328	331	(0.9)%
Total Retail (b)	37,542	35,841	4.7%

Wholesale Electric (in millions of kWh): (a)	1,201	1,559	(23.0)%

Total KWHs	38,743	37,400	3.6%

(a)	Includes Off-System Sales, Municipalities and Cooperatives, Unit Power, and Other Wholesale Customers.

(b)	Represents energy delivered to distribution customers.